  SEVENTH AMENDMENT TO REVOLVING LOAN, TERM LOAN, EQUIPMENT LOAN AND SECURITY
                   AGREEMENT AND REAFFIRMATION OF GUARANTIES


     This SEVENTH AMENDMENT TO REVOLVING LOAN, TERM LOAN, EQUIPMENT LOAN AND SECURITY AGREEMENT AND REAFFIRMATION OF GUARANTIES, dated as of January ___, 1996 (this "AMENDMENT") is by and between FLEET NATIONAL BANK OF CONNECTICUT F/K/A SHAWMUT BANK CONNECTICUT, N.A., a national banking association with a principal place of business at 777 Main Street, Hartford, Connecticut 06115 ("LENDER") and, EDAC TECHNOLOGIES CORPORATION, a Wisconsin corporation with a principal place of business at 1790 New Britain Avenue, Farmington, Connecticut 06032 ("BORROWER").

     On October 3, 1985, Lender and Borrower entered into a certain Revolving Loan and Security Agreement which has been (a) amended and restated in its entirety by a certain Fifth Amended and Restated Revolving Loan, Term Loan, Equipment Loan and Security Agreement dated February 28, 1995 and (b) amended by a certain Sixth Amendment to Revolving Loan, Term Loan, Equipment Loan and Security Agreement dated July 31, 1995 (as amended and in effect from time to time, collectively, the "LOAN AGREEMENT").

     Pursuant to the Loan Agreement, the Lender has made to the Borrower: (i) a $7,000,000.00 revolving loan (the "REVOLVING LOAN") as evidenced by a certain Revolving Promissory Note dated February 28, 1995 (the "REVOLVING NOTE"), (ii) a $500,000.00 equipment loan (the "FIRST EQUIPMENT LOAN") as evidenced by a certain Equipment Promissory Note dated March 29, 1994 (the "FIRST EQUIPMENT NOTE"), (iii) a second $500,000.00 equipment loan (the "SECOND EQUIPMENT LOAN") as evidenced by a certain Equipment Promissory Note II dated February 28, 1995 (the "SECOND EQUIPMENT NOTE") and (iv) a $4,000,000.00 term loan (the "TERM LOAN") as evidenced by a certain Term Promissory Note dated March 22, 1993 (the "TERM NOTE").

     On July 30, 1992, Gros-Ite Industries, Inc. and Natural Cool LTD (collectively, the "GUARANTOR") each executed a separate guaranty (collectively, the "GUARANTY") of the obligations of the Borrower to the Lender. The Loan Agreement, Revolving Note, the First Equipment Note, the Second Equipment Note, the Guaranty and the related documents are collectively referred to as the "LOAN DOCUMENTS".

     Borrower has requested that Lender amend the Loan Agreement in order to, among other things, extend the termination date of the Revolving Loan. Lender has advised Borrower that Lender is prepared to make the amendment requested on the condition that Borrower join with Lender in this Amendment.

     In consideration of this Amendment and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lender, Borrower and Guarantor hereby agree as follows:

     1.   Definitions.  Capitalized terms used herein shall have the meanings
          -----------
given to them in the Loan Agreement.

     2.   Amendment to Section 2.9 of the Loan Agreement.  The Loan Agreement is
          ----------------------------------------------
hereby amended by deleting the first sentence of Section 2.9 in its entirety and substituting the following in lieu thereof:

          The Revolving Loan shall terminate on April 30, 1996 and may be renewed by the Lender, in its sole and absolute discretion, upon written notification by the Lender prior to April 30, 1996, which notification will contain the terms and conditions of any renewal.

     3.   Amendment to the Loan Documents.  The Loan Documents are hereby
          -------------------------------
amended to be made consistent with this Amendment.

     4.   Ratifications, Etc.  Except as otherwise expressly set forth herein,
          -------------------
all terms and conditions of the Loan Agreement and the Loan Documents are ratified and shall remain in full force and effect. Nothing herein shall be construed to be a waiver of any requirements of the Loan Agreement and the Loan Documents except as expressly set forth herein.

     5.   Reaffirmation of Guaranty.  To induce the Lender to enter into this
          -------------------------
Amendment, the Guarantor hereby (a) consents to the Agreement and (b) affirms and ratifies the Guaranty and confirms that (i) it does irrevocably and unconditionally guarantee to the Lender the payment and performance from the Borrower of the Obligations (as defined in the Guaranty) from the Borrower to the Lender, upon the terms and conditions set forth in the Guaranty, (ii) the term Obligations includes, without limitation, the Amendment, and (iii) the Guaranty remains in full force and effect.

     6.   Counterparts.  This Amendment may be executed in any number of
          ------------
counterparts, which together shall constitute one instrument.

     7.   Governing Law.  This Amendment shall be construed and interpreted in
          -------------
accordance with the laws of the State of Connecticut.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as an instrument under seal.

                                    LENDER:

                                    FLEET NATIONAL BANK OF
                                    CONNECTICUT f/k/a
                                    SHAWMUT BANK CONNECTICUT, N.A.


                                    By:_________________________
                                         John D. Behan
                                         Its Vice President
                                         Duly Authorized


                                    BORROWER:

                                    EDAC TECHNOLOGIES CORPORATION


                                    By:_________________________
                                         Glenn L. Purple
                                         Its Vice President
                                         Duly Authorized


                                    GUARANTORS:

                                    NATURAL COOL LTD.


                                    By:_________________________

                                         Its


                                    GROS-ITE INDUSTRIES, INC.


                                    By:_________________________

                                         Its

                                     - 3 -